THE MANAGERS FUNDS

MANAGERS MONEY MARKET FUND

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

MANAGERS EMERGING MARKETS EQUITY FUND

MANAGERS GLOBAL BOND FUND

MANAGERS INTERNATIONAL EQUITY FUND

MANAGERS SMALL COMPANY FUND

MANAGERS VALUE FUND

MANAGERS BOND FUND

MANAGERS SPECIAL EQUITY FUND

Supplement dated September 30, 2008

to the Prospectus dated April 1, 2008 (as supplemented May 16, 2008, September 12, 2008 and September 15, 2008)

(supplanting the supplement dated September 26, 2008)

The following information supplements and supersedes any information to the contrary relating to Managers Money Market Fund (the “Money Market Fund”) and Managers AMG Essex Large Cap Growth Fund, Managers Emerging Markets Equity Fund, Managers Global Bond Fund, Managers International Equity Fund, Managers Small Company Fund, Managers Value Fund, Managers Bond Fund, and Managers Special Equity Fund, each, including the Money Market Fund, a series of The Managers Funds (collectively, the “Funds”), contained in the Funds’ Prospectus dated April 1, 2008, as supplemented May 16, 2008, September 12, 2008 and September 15, 2008 (the “Prospectus”).

Effective at the close of the market on Tuesday, September 30, 2008, the Money Market Fund has taken a temporary defensive position and the Fund’s President and Chief Operating Officer, by authority of the Board of Trustees of the Funds, are authorized to invest and reinvest such investable assets of the Money Market Fund as they shall deem necessary to preserve the assets of the Money Market Fund, which may include maintaining a substantial portion or all of the assets in cash and cash equivalents at the Money Market Fund’s custodian and investing all or any portion of the investable assets of the Money Market Fund as they deem appropriate in one or more other money market funds or in other securities consistent with the requirements of Rule 2a-7 under the Investment Company Act of 1940. While taking these defensive measures, the Money Market Fund may be unable to meet its stated investment objectives. Although not required to do so, Managers Investment Group LLC (“Managers”) has determined to maintain the Money Market Fund’s daily yield for the benefit of the Money Market Fund’s current shareholders at 2.26% or higher, at Managers’ discretion, until the temporary defensive position is ended.

Also, the first sentence under “Other Important Information about the Funds and their Investment Strategies and Risks–Temporary Defensive Measures” on page 42 of the Prospectus is deleted and replaced with the following:

“From time to time, each Fund may invest a portion of its assets in money market securities, cash or cash equivalents as a temporary defensive measure.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE